--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 20, 2006
                        (Date of earliest event reported)


--------------------------------------------------------------------------------

                                  ABIOMED, Inc.
             (Exact name of registrant as specified in its charter)


                  Delaware                              04-2743260
        (State or other Jurisdiction                   (IRS Employer
              of Incorporation)                     Identification Number)

                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 777-5410
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


--------------------------------------------------------------------------------

Item 8.01. Other Events.

Attached is Exhibit 99.1, and incorporated herein by reference is a copy of a press release of Abiomed, Inc. dated December 20, 2006, announcing FDA 510(k) clearance for a new Intra-Aortic Balloon.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1  Press Release dated December 20, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABIOMED, Inc.

                                           By: /s/ Daniel J. Sutherby
                                               ----------------------
                                               Daniel J. Sutherby
                                               Chief Financial Officer

Date: December 20, 2006

                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

99.1                   Press Release dated December 20, 2006